UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 06, 2022

Vaxcyte, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	01-39323	46-4233385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

825 Industrial Road Suite 300
San Carlos, California		94070
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 650 837-0111

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PCVX	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 6, 2022, the Board of Directors of Vaxcyte, Inc. (the “Company”) appointed Elvia Cowan, its Senior Vice President, Finance, as the Company’s principal accounting officer, effective January 1, 2023.

Ms. Cowan, age 50, has served as the Company’s Senior Vice President, Finance since July 2022. From October 2018 to March 2022, she served as the Vice President, Controller at 23andMe Holding Co., a publicly held personal genomics and biotechnology company. From March 2017 to October 2018, Ms. Cowan served as the Chief Financial Officer of Ruby Ribbon, Inc., a privately held social commerce apparel company. Throughout her career, Ms. Cowan has held various finance and accounting positions, including Vice President of Finance at Stella & Dot LLC, Controller at NuGEN Technologies, Inc., Director, Collaborations Management and Revenue Accounting at Gilead Sciences, Inc., Director, Global Consolidations at Levi Strauss & Co. and Assurance Manager at KPMG US LLP and KPMG SA. Ms. Cowan holds a B.A. in Business Administration and Management, with an emphasis in accounting, from Mount Saint Mary’s University and is a certified public accountant in California.

Ms. Cowan has no family relationships with any director, executive officer or person nominated or chosen by the Company to become a director or executive officer of the Company. Ms. Cowan is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The Company’s President and Chief Financial Officer, Andrew Guggenhime, who is currently serving as both principal financial officer and principal accounting officer, will continue serving as the Company’s principal financial officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 12, 2022	By:	/s/ Andrew Guggenhime
Andrew Guggenhime President and Chief Financial Officer